Exhibit 99.1

EMPLOYERS®

America's small business insurance specialist.®

EIG
LISTED
NYSE

Employers Holdings, Inc.
Investor Presentation
September, 2010

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

Safe Harbor Disclosure
This slide presentation is for informational purposes only. It should be read in conjunction with our Form 10-K for the year 2009, our Form 10-Qs and our
Form 8-Ks filed with the Securities and Exchange Commission (SEC), all of which are available on the “Investor Relations” section of our website at
www.employers.com.
Non-GAAP Financial Measures
In presenting Employers Holdings, Inc.’s (EMPLOYERS) results, management has included and discussed certain non-GAAP financial measures, as defined in Regulation G. Management believes these non-GAAP measures better explain EMPLOYERS results allowing for a more complete understanding of underlying trends in our business. These measures should not be viewed as a substitute for those determined in accordance with GAAP.
The reconciliation of these measures to their most comparable GAAP financial measures is included in this presentation or in our Form 10-K for the year
2009, our Form 10-Qs and our Form 8-Ks filed with the Securities and Exchange Commission (SEC) and available in the “Investor Relations” section of our website at www.employers.com.
Forward-looking Statements
This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-
looking statements include statements regarding anticipated future results and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe”, "expect”, "anticipate”, "estimate" and "intend" or future or conditional verbs such as "will”, "would”,
"should”, "could" or "may”. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by these cautionary statements.

Any forward-looking statements made in this presentation reflect EMPLOYERS current views with respect to future events, business transactions and business performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements.
We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Copyright © 2010 EMPLOYERS. All rights reserved. EMPLOYERS® and America’s small business insurance specialist.® are registered trademarks of Employers Insurance
Company of Nevada. Employers Holdings, Inc. is a holding company with subsidiaries that are specialty providers of workers’ compensation insurance and services focused on select, small businesses engaged in low to medium hazard industries. The company, through its subsidiaries, operates in 30 states. Insurance subsidiaries include
Employers Insurance Company of Nevada, Employers Compensation Insurance Company, Employers Preferred Insurance Company, and Employers Assurance Company, all
rated A- (Excellent) by A.M. Best Company. Additional information can be found at: http://www.employers.com.

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
NYSE

Overview
Business
• Specialty provider of workers’ compensation
 insurance
• Coverage generally required by statute
 ➢ Medical, temporary/permanent indemnity, death
Geographic
• Diversified: 30 states with concentrations in CA,
 FL, WI, IL and NV
 ➢ Unique markets by state and area
Customers
• Small “main street” businesses
• Low-to-medium hazard exposure industries
 ➢ Top classes include restaurants, physicians, dentists,
 clerical, retail stores
• Distribution through agents and strategic partners
$38 billion
per year
industry
(2010, A.M. Best)
Highly
focused
business
model
Operate in
76% of total
market
(2010, A.M. Best)

EMPLOYERS®
America's small business insurance specialist.®

WI
MI
NY

Other, 26.7%
CA, 51.4%
IL, 5.5%
NV, 5.9%
WI, 5.2%
FL, 5.4%

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LISTED
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Selectively Expanding Footprint
2000
2002
2006
2007
FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
ME
PA
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
MS
VT
NJ
DE
RI
2008
1913 - 1999
State WC
fund in NV
2000
Privatization
2007
Demutualization
and IPO - entry
into FL, IL and
OR
2002
Acquisition,
book of
business in
CA, UT, ID,
MT, CO
2005
Formation of
mutual hold co
2008
Acquisition of
AmCOMP
Incorporated,
entry into IA
2006 Entry
into TX, AZ
In Force Premiums Written (%)
6/30/10
GA
Highlights
(at June 30, 2010)

• 12 Mo. NPW: $310 million
• BV per share: $21.63
• Q 2 Combined ratio: 107.4%

EMPLOYERS®
America's small business insurance specialist.®

COST CONTROLS IMPLEMENTED

INCREASED RATES IN CALIFORNIA OVER 25% SINCE 2008

EIG LISTED NYSE

• Market cycle currently reflects competitive pricing/downward pressure on rates
• High levels of unemployment/reduced work hours result in declining payroll/premium
 – Insured payroll down 16% year over year at June 30, 2010; NPW down 15.5% for the same period
• Combined four regional operating units into
 two to better align resources with business
 activity and growth opportunities
• Reduced operating and capital costs -
 expect annual cost savings of $18.3 million
 beginning in 2011

Recent Actions/Results
• Positive net rate (in-force premium divided
 by insured payroll) in half our book of
 business for past fifteen months

EMPLOYERS®
America's small business insurance specialist.®

700
600
500
400
300
200
100
0
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2002
2003
2004
2005
2006
2007
2008
2009
Q 1 2010*
Q 2 2010*
In Force Policies
Net Premiums Written

Substantive M & A growth
History of responsible, strong in force policy growth
1% increase in unit count from 3/31/10 to 6/30/10
Maintaining underwriting discipline

EIG LISTED NYSE

$ million
# policies
Market Penetration
Purchased
Fremont Book
of Business
Purchased
AmCOMP
Incorporated
Policy Count ‘02-’09
CAGR = 9.3%
NPW ‘02-’09 CAGR = 10.2%
* Trailing Twelve Months

EMPLOYERS®

America's small business insurance specialist.®

5%
12%
11%
21%
14%
36%

A	Restaurants	9.9
C	Physicians/Clerical	7.8
D	Automobile Services	6.6
B	Wholesale Stores	4.3
B	College Employees	2.6
B	Retail Stores	2.3
D	Machine Shops	1.8
C	Clerical	1.7
B	Hotel Employees	1.6
C	Grocery/Provisions Stores	1.6
	Total Top 10	**40.2**

EIG LISTED NYSE

Disciplined Risk Selection
Hazard Group A
Hazard Group B
Hazard Group C
Hazard Group D
Hazard Group E
Hazard Group F
Hazard Group G
Lower
Risk
Higher
Risk
EMPLOYERS = 83% of
Total In Force Premium,
Hazard Groups A - D
% In Force Premiums, 12/31/09
EMPLOYERS
Top 10 Classes
EMPLOYERS
Top 10 Classes
NCCI
Hazard
Group
%
In Force
Premium
Focused guidelines and selection within industry-defined classes

EMPLOYERS®
America's small business insurance specialist.®

100%
75%
50%
25%
0%
75.2%
56.4%
61.4%
58.3%
37.9%
46.5%
47.1%
57.5%
56.3%
63.2%
2002
2003
2004
2005
2006
2007
2008
2009
Q 1 2010
Q 2 2010
Losses & LAE (before LPT deferred reinsurance gain)
Industry Losses & LAE Ratio

EIG LISTED NYSE

Delivering Superior Loss Ratios
Consistently lower Loss and LAE Ratios than the industry
A.M. Best, “Aggregates and Averages”

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

Strategic Partnerships
Unique Distribution Network
Industry Focused
• 1,600 in place
• Strong relationships
 with agents
• Two key partners
 ➢ ADP
 ➢ Anthem Blue Cross
Restaurants and physicians
are our top two classes of
customers
• California Restaurant Association
 provider of choice
• California Medical Association
 sponsorship
• NFIB (National Federation of
 Independent Business)
Independent Agents and Brokers

EMPLOYERS®
America's small business insurance specialist.®

Provide

Result

Contribute

ADP	Largest payroll services company in the U.S. Partner since 2002 – business originates with ADP's field sales staff and insurance agency with "Pay-by-Pay" premium collection
Anthem	Largest group health carrier in CA – exclusive relationship – use medical provider network Partner since 2002 – business originated by health agents with a single bill to customers
Granite Insurance Brokers / E-chx, Inc.	Specialty provider of payroll services / insurance broker Partner since Q 4 2006, expanded alliance in 2008
INTEGO	Provider of insurance software services – partner since Q 4 2007
WELLS FARGO	Small business payroll services – partner since Q 2 2008
Telepayroll.com, Inc.	Online payroll services and payment processing One of the largest independent payroll processors in Southern CA Partner since Q 1 2009

EIG LISTED NYSE

Increasing Points of Access
Partnerships
… a distribution
advantage by
expanding market
reach and providing
local knowledge
… in high persistency
… about 20% of
in-force premiums
at 6/30/10

EMPLOYERS®
America's small business insurance specialist.®

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
92%
93%
92%
88%
88%
89%
86%
89%
90%
89%
85%
81%
78%
77%
2005
2006
2007
2008
2009
Q 1 2010 *
Q 2 2010 *
Overall retention
Strategic Markets

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LISTED
NYSE

Strong Retention Rates
Strategic partnerships result in consistently higher retention rates
* Trailing Twelve Months

EMPLOYERS®
America's small business insurance specialist.®

In-house medical management staff

- Coordinate care and manage medical costs
- URAC accreditation in case management and utilization review

Comprehensive fraud program

- $5.9 million savings in 2009

Rigorous quality assurance processes

- Ensure compliance with best practices and regulatory requirements

Dedicated subrogation unit

- Recoveries over $4.1 million in 2009

Pharmacy benefit management program

- Savings over $2.9 million in 2009

Claims professionals average over a decade of experience

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Superior Claims Management

EMPLOYERS®
America's small business insurance specialist.®

Decreased underwriting and other operating expense $7.3 million or 22.5%

Continued positive net rate in California with little change in policy count

Continued favorable prior accident year reserve releases of $5.5 million

Book value per share growth of 4.6% since 12/31/09 from $20.67 to $21.63 at 6/30/10

EIG LISTED NYSE

Key Highlights
INCOME STATEMENT ($ million except per share)	Q 2 2010	Q 1 2010	Q 2 2009
Net premiums earned	78.2	79.3	104.4
Net investment income	20.6	21.3	23.1
GAAP net income	16.5	16.1	20.3
Net income before the LPT	12.1	11.7	16.0
Earnings per share before the LPT	0.29	0.27	0.34
BALANCE SHEET ($ million)	6/30/10	3/31/10	12/31/09
Total investments	2,012.3	2,027.4	2,029.6
Cash and cash equivalents	193.1	190.3	191.6
Total assets	3,614.2	3,651.5	3,676.7
Reserves for loss and LAE	2,359.4	2,393.9	2,425.7
Shareholders’ equity	521.3	509.2	498.4
Equity including LPT deferred gain	901.1	893.4	887.0
UNDERWRITING	Q 2 2010	Q 1 2010	Q 2 2009
Loss ratio before LPT	63.2%	56.3%	56.0%
Combined ratio before LPT	107.4%	111.3%	101.6%
Change in net rate (premium in-force/insured payroll)	-2% (since 12/31/09) -6% (since 6/30/09)	-1% (since 12/31/09) -5% (since 6/30/09)
Change in insured payroll	-9% (since 12/31/09) -16% (since 6/30/09)	-7% (since 12/31/09) -17% (since 6/30/09)
FINANCIAL	6/30/10	3/31/10	12/31/09
Book value per share	$21.63	$20.91	$20.67
Return on average adjusted equity (12 mos.)	6.4%	6.9%	7.5%

EMPLOYERS®
America's small business insurance specialist.®

- Retroactive 100% quota share reinsurance coverage for all losses prior to 7/1/95
- Gain on transaction booked as statutory surplus; deferred and amortized under GAAP
- Non-recurring transaction with no ongoing cash benefits or charges to current operations
- Adjustments in LPT reserves do not impact adjusted surplus or equity
- 3 Reinsurers: ACE, Berkshire (NICO), XL Fully collateralized under agreement: largely cash/short-term securities, U. S. treasuries, and Wells Fargo stock

Contract	($ million)
Total Coverage	$2,000
Original Reserves (Liabilities) Transferred	$1,525
Consideration	$ 775
Gain at 1/1/2000	750
Subsequent Reserve Adjustments	(147.5)
Gain at 6/30/10	$602.5

Accounting at 6/30/10	($ million)
Statutory Surplus Created	$602.5
Cumulative Amortization To Date	(222.6)
GAAP: Deferred Reinsurance Gain – LPT Agreement	**$379.9**

EIG LISTED NYSE

Loss Portfolio Transfer (LPT)
 Claims 6/30/1995 and prior - Approximately 3,500 claims
 open as of 6/30/10 with 4.5% closing each year
 Remaining liabilities at 6/30/10: $868.5 million

EMPLOYERS®
America's small business insurance specialist.®

$25
$20
$15
$10
$5
$0
30%
25%
20%
15%
10%
5%
0%
16.7%
$12.14
22.5%
$14.94
$16.21
13.2%
$17.43
10.1%
$20.67
7.5%
$20.91
6.9%
$21.63
6.4%
2005
2006
2007
2008
2009
Q 1 2010 *
Q 2 2010 *
Adjusted Book Value per Share
Return on Average Adjusted Equity

EIG LISTED NYSE

Return on Average Adjusted Equity, Increasing Book
Value per Share
NOTE: 50,000,002 pro forma shares prior to February 5, 2007 (IPO date)
 Return on Average Equity includes deferred gain related to the LPT - equity in the ROE calculation is averaged for the period
(Pro forma)
(Pro forma)
* Trailing Twelve Months

EMPLOYERS®
America's small business insurance specialist.®

Quarterly evaluation of prior year reserves and current year loss picks
Consider point estimate of independent consulting actuary
• Twice annually
Results from senior management to Board Audit Committee
External actuary: Milliman

$69.2
$37.6
$78.1
$107.1
$60.0
$71.7
$51.4
$11.1
$5.5
2003
2004
2005
2006
2007
2008
2009
Q 1 2010
Q 2 2010

EIG LISTED NYSE

History of Reserve Strength
Reserve Review
Reserve Development
Net reserves for workers’ comp industry estimated to be deficient by $9 Billion at 12/31/09 (1)
(1) NCCI, “State of the Line” - May 6, 2010 - an increase of 50% from $6 billion in 2008
Net Calendar Year Reserve Releases for
Prior Accident Years ($ million)
$16.6 million
YTD

EMPLOYERS®
America's small business insurance specialist.®

800
600
400
200
0
215
339
431
531
640
698
578
661
550
420
'02 - '09 CAGR = 17%
Financial Strength Rating of
A- (Excellent) by A.M. Best
2002
2003
2004
2005
2006
2007
2008
2009
Q 1 2010
Q 2 2010

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LISTED
NYSE

Strong Capital Position
($ million)
.75 to 1
NPW/Statutory
Surplus Ratio
$355 million
extraordinary
dividends to
parent in 2008
Statutory surplus provides a solid basis for underwriting
$150 million
extraordinary
dividends to
parent in 2010

EMPLOYERS®

America's small business insurance specialist.®

150%
125%
100%
75%
50%
25%
0%
82.5%
31.1%
131.7%
112.9%
81.2%
2007
2008
2009
6/30/2010
2007 - 2010

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LISTED
NYSE

Prudent Capital Management
Statutory Surplus
Investing in the Future
Returning Capital to Shareholders
Holding Company Flexibility at 6/30/10
• Debt to total capital ratio - 12.8%
• $62 million in cash and $364 million in securities
• Generating capital to invest in operations/securities
• Deploying capital - opportunistic acquisitions
 – Acquired AmCOMP (October, 2008) - equity value $189 million with savings of $20 - $22 million in 2010
• Controlling costs
 – Underwriting and other operating expense declined 22.5% over prior year’s second quarter
 – Q 3, 2010 cost controls: anticipated net savings of $2.7 million in 2010 and $18.3 million in 2011
• Dividends - $0.24 per share or $11 million per year - subject to Board approval
• Share Repurchases - $28 million of $50 million 2010 authorization remains at 6/30/10
Common share repurchases
and dividends as a percent of
net Income before the LPT

EMPLOYERS®
America's small business insurance specialist.®

Equities
3.2%
Asset-backed
securities
0.6%
Commercial
mortgage-
backed
securities
1.4%
U.S. treasury
securities
7.7%
U.S. agency
securities
6.0%
Residential
mortgage-
backed
securities
12.4%
States and
municipalities
50.3%
Corporate
securities
18.4%

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• 97% fixed maturities with an
 average weighted AA+ rating
• Average book yield of 4.3%
• Tax equivalent book yield of
 5.5%
• Effective duration of 4.8
• $364 million in securities at the
 holding company of which
 90% were municipals
• Managed by Conning Asset
 Management
High Quality Investment Portfolio
Portfolio at 6/30/10
$2.0 billion fair market value

EMPLOYERS®

America's small business insurance specialist.®

Maintain a high quality reinsurance program

Focus on select small business provides a natural dispersion of exposure across markets

Long-term relationships with lead reinsurers

100% rated A or better

Limits of $200M

Retention of $5M plus $2M annual deductible

USA
29.6%
Bermuda
24.3%
Europe
16.9%
Lloyd's
29.2%

EIG
LISTED
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High Quality Reinsurance
Program Structure, Effective 7/1/10
Reinsurance Management
Reinsurers by Market

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
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Summary of Financial Strength
Strong
Underwriting
Leverage
Conservative
Reserving
High Quality
Investment
Portfolio
Catastrophe
Reinsurance
Program
.75 to 1 NPW to
Surplus at 6/30/10
$2 billion -
approximately 97%
invested in fixed
maturities with
average weighted
rating of AA+
Track record of
reserve strength:
since IPO, $199.5
million favorable
prior AY reserve
development as of
6/30/10
Coverage up to
$200 M loss

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
NYSE

Key Strategies
FOCUS
GROWTH
CAPITAL
• Target attractive
 small business
 market
• Maintain
 disciplined risk
 selection,
 underwriting,
 pricing and
 claims operations
• Focus on
 underwriting
 profitability
• Selectively
 expand into
 additional
 markets
• Increase
 penetration in
 current markets
• Leverage
 infrastructure,
 technology and
 systems
• Develop existing
 and new
 distribution
 partners
• Invest in core
 operations
• Invest in strategic
 acquisitions
• Return capital to
 shareholders

Key Strengths
• Strong underwriting franchise with established presence in attractive markets
 – 97 year operating history - attractive, underserved target market segment with growth opportunities
• Unique, long-standing strategic distribution relationships
• Conservative risk profile and prudent capital management
• Strong financial position and strong balance sheet
 – rated A- by A.M. Best
• Experienced management team with deep knowledge of workers’
 compensation
 – average 27 years experience with the ability to manage through challenging operating conditions

EMPLOYERS®
America's small business insurance specialist.®

EMPLOYERS®

EIG
LISTED
NYSE

Douglas D. Dirks
President & Chief Executive Officer
Employers Holdings, Inc.

William E. (Ric) Yocke
Chief Financial Officer
Employers Holdings, Inc.

Analyst Contact:

Vicki Erickson
Vice President, Investor Relations
Employers Holdings, Inc.
(775) 327-2794
verickson@employers.com
10375 Professional Circle
Reno, NV 89521
(775) 327-2700

America's small business insurance specialist.®

EIG LISTED NYSE

Appendix

Stock Ownership Limitations
As a reminder to investors, Employers Holdings, Inc. (EMPLOYERS) owns four insurance companies, domiciled in three different states. These wholly-owned insurers are regulated by insurance commissioners and are subject to the statutes and regulations of the various states where they are domiciled and authorized to transact insurance. As a result, EMPLOYERS has the following stock ownership limitations, which must be satisfied prior to certain stock transactions.
●   For a period of five years following the effective date of the Plan of Conversion of EMPLOYERS, which was February 5,
     2007, no person may directly or indirectly acquire or offer to acquire in any manner beneficial ownership of 5% or more of any class of EMPLOYERS voting securities without the prior approval by the Nevada Commissioner of Insurance of an application for acquisition under Section 693A.500 of the Nevada Revised Statutes.
●   Under Nevada insurance law, the Nevada Commissioner of Insurance may not approve an application for such acquisition unless the Commissioner finds that (1) the acquisition will not frustrate the plan of conversion as approved by our members and the Commissioner, (2) the board of directors of Employers Insurance Company of Nevada has approved the acquisition or extraordinary circumstances not contemplated in the plan of conversion have arisen which would warrant approval of the acquisition, and (3) the acquisition is consistent with the purpose of relevant Nevada insurance statutes to permit conversions on terms and conditions that are fair and equitable to the members eligible to receive consideration.
●   Furthermore, any person or entity who individually or together with an affiliate (as defined by applicable law) seeks to directly or indirectly acquire in any manner, at any time, beneficial ownership of 5% or more of any class of EMPLOYERS voting securities, will be subject to certain requirements, including the prior approval of the proposed acquisition by certain state insurance regulators, depending upon the circumstances involved. Any such acquisition without prior satisfaction of applicable regulatory requirements may be deemed void under state law.

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

Operating Organization
Employers Holdings, Inc.
Employers
Insurance Company
of Nevada
Employers
Compensation
Insurance Company
Employers
Preferred
Insurance Company
Employers
Occupational
Health, Inc.
Employers
Assurance
Company
Employers Group, Inc.

America's small business insurance specialist.®

EIG LISTED NYSE

Income Statement ($ million)	2005	2006	2007	2008	2009
Gross Written Premium	$ 451.4	$ 386.8	$ 351.8	$ 318.4	$ 379.9
Net Written Premium	432.5	372.2	339.7	308.3	368.3
Net Earned Premium	438.3	393.0	346.9	328.9	404.2
Net Investment Income	54.4	68.2	78.6	78.1	90.5
Net Income	137.6	171.6	120.3	101.8	83.0
Net Income Before LPT	93.8	152.2	102.2	83.4	65.0
Balance Sheet ($ million)	2005	2006	2007	2008	2009
Total Investments	$ 1,595.8	$ 1,715.7	$ 1,726.3	$ 2,042.9	$ 2,029.6
Cash and Cash Equivalents	61.1	80.0	149.7	202.9	191.6
Total Assets	3,188.8	3,266.8	3,264.3	3,825.1	3,676.7
Reserves for Loss and LAE	2,350.0	2,307.8	2,269.7	2,506.5	2,425.7
Shareholders’ Equity	144.6	303.8	379.5	444.7	498.4
Equity Including LPT Deferred Gain	607.0	746.8	804.5	851.3	887.0
Selected Operating Results

EMPLOYERS®
America's small business insurance specialist.®

16.0%
10.7%
58.3%
22.3%
12.3%
37.9%
26.3%
12.8%
46.5%
31.1%
13.3%
47.1%
36.0%
8.9%
57.5%
42.5%
12.5%
56.3%
32.5%
11.7%
63.2%
2005
2006
2007
2008
2009
Q 1 2010
Q 2 2010
Loss & LAE Ratio Before the LPT
Commission Expense Ratio
Underwriting & Other Operating Expense Ratio

EIG LISTED NYSE

Calendar Year Combined Ratio (GAAP)
84.9%
72.6%
85.6%
(LPT is 10%)
(LPT is 4.9%)
91.5%
(LPT is 5.2%)
(LPT is 5.6%)
(LPT is 4.5%)
102.5%
111.3%
(LPT is 5.5%)
107.4%
(LPT is 5.6%)

EMPLOYERS®

America's small business insurance specialist.®

WI
MI
RI

EIG LISTED NYSE

FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
NY
PA
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
MS
VT
NJ
GA

Regional Pricing Trends: 9/30/09 thru 9/01/10
Corporate Headquarters
 States Licensed, actively writing
States Licensed, not actively writing
%  Employers Insurance Co of NV (EICN)
%   Employers Comp Ins Company (ECIC)
%  Employers Assurance Co (EAC)
%  Employers Preferred Insurance Co (EPIC)
+3.0%
-7.4%
-4.2%
-9.7%
-2.6%
-18.8%
-0.1%
-24.5%
+7.0% -4.5%
-6.7%
-37.4%
+2.3%
-28.7%
+22.0%
-6.1%
-27.0%
-29.8%
+3.7%
-14.3%
+14.2%
-28.1%
-19.1%
-28.3%
+4.4%
-37.8%
-13.7%
-1.1%
-1.3%
-34.7%
+2.2%
-42.1%
-9.6%
-9.6%
-2.8%
+0.4%
+0.4%
-4.2%
-7.6%
-7.5%
+6.2%
-28.1%
-5.8%
-5.8%
+8.7%
-24.1%
-0.1%
-0.1%
-6.4%
+1.9%
+5.8%
-32.6%
-9.8%
-9.8%
-21.2%
-10.0%
+3.0%
+3.0%
-6.8%
-6.8%
-4.2%
-4.2%
-6.8%
-4.2%
+0.7%
ME
DE
NH
WESTERN
EASTERN